NEWS RELEASE

EVEREST RE GROUP, LTD.
Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Record Earnings for Fourth Quarter and Full Year 2013;
Return on Equity of 20% and 12% Growth in Book Value Per Share for Full Year

HAMILTON, Bermuda – February 5, 2014 -- Everest Re Group, Ltd. (NYSE: RE) today reported fourth quarter 2013 net income available to common shareholders of $364.6 million, or $7.54 per diluted common share, compared to net income of $58.8 million, or $1.13 per diluted common share, for the fourth quarter of 2012. After-tax operating income1 available to common shareholders, excluding realized capital gains and losses, was $303.4 million, or $6.28 per diluted common share, for the fourth quarter of 2013, compared to $41.7 million, or $0.80 per diluted common share, for the same period in 2012.

For the year ended December 31, 2013, net income available to common shareholders was $1.3 billion, or $25.44 per diluted common share, compared to net income of $829.0 million, or $15.79 per diluted common share, for 2012. After-tax operating income1 available to common shareholders, excluding realized capital gains and losses, was $1.1 billion, or $21.47 per diluted common share, for the full year 2013, compared to $715.2 million or $13.62 per common share, for 2012.

Commenting on the Company’s results, President and Chief Executive Officer, Dominic J. Addesso said, “Everest has reached another milestone with record earnings of $1.3 billion and a 20% return on equity. This is certainly a reflection of the effort over the last several years to position the company for profitable growth.  We continue to strategically maneuver through a challenging marketplace and are confident that the portfolio we put together post January renewals can produce another strong year in 2014.”

Operating highlights for the fourth quarter and full year of 2013 included the following:

•
Gross written premiums for the quarter were $1.3 billion, an increase of 14% compared to the fourth quarter of 2012. For the full year, gross written premiums grew 21% to $5.2 billion with reinsurance premiums up 21% and direct insurance premiums up 18%.

•
The combined ratio was 81.5% for the quarter and 84.5% for the year, compared to 108.4% and 93.8%, respectively, for the same periods in 2012. The quarter included $24.5m of catastrophe losses, net of reinstatement premiums, for the Pacific storm, Typhoon Fitow, which largely impacted China. For the full year, net pre-tax catastrophe losses totaled $177.7 million. Excluding catastrophe losses, reinstatement premiums and favorable prior year loss development, the calendar year attritional combined ratio improved 4 points to 81.0% for 2013.

•
Net investment income amounted to $126.1 million for the quarter and $548.5 million for the full year 2013. This included limited partnership income of $5.3 million and $46.9 million in each period, respectively.

•
Net after-tax realized capital gains totaled $61.3 million for the quarter and $196.8 million for the full year. Unrealized losses, net of tax, on the fixed income portfolio amounted to $55.0 million in the quarter and $402.8 million for the year, driven by changes in interest rates.

•	Cash flow from operations was $273.3 million for the quarter and $1.1 billion for the full year 2013. This compared to $193.4 million and $694.6 million for the same periods, respectively, in 2012.
•	For the year, the after-tax operating income1 return on average adjusted shareholders’ equity2 was 16.5% and net income return on equity was 19.5%.
•
During the quarter, the Company repurchased 472,437 of its common shares at an average price of $152.29 and a total cost of $72.0 million. For the year, the Company repurchased 4.7 million of its common shares for a total cost of $621.9 million. During January, the Company repurchased an additional 185,619 shares for a total cost of $28.0 million, which will be reflected in first quarter 2014 reporting. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 4.4 million shares available.

•
Shareholders’ equity ended the year at $7.0 billion, up 3.5% from the $6.7 billion at December 31, 2012. Book value per share increased 12% from $130.96 at year-end 2012 to $146.57 at December 31, 2013.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the fourth quarter results will be held at 10:30 a.m. Eastern Time on February 6, 2014. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.
___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
(Dollars in thousands, except per share amounts)	2013		2012		2013		2012
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)*	$364,638	$7.54	$58,777	$1.13	$1,259,382	$25.44	$828,954	$15.79
After-tax net realized capital gains (losses)	61,285	1.27	17,126	0.33	196,829	3.98	113,792	2.17

After-tax operating income (loss)*	$303,353	$6.28	$41,651	$0.80	$1,062,553	$21.47	$715,162	$13.62

* attributable to common shareholders
(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share amounts)	2013	2012	2013	2012
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,287,496	$1,119,396	$4,753,543	$4,164,628
Net investment income	126,127	146,411	548,509	600,202
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(861)	(120)	(1,052)	(10,022)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	95,490	19,638	301,279	174,422
Total net realized capital gains (losses)	94,629	19,518	300,227	164,400
Net derivative gain (loss)	11,039	(318)	44,044	(9,738)
Other income (expense)	(2,169)	(12,357)	(5,487)	3,318
Total revenues	1,517,122	1,272,650	5,640,836	4,922,810

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	725,915	931,275	2,800,251	2,745,265
Commission, brokerage, taxes and fees	253,858	228,327	977,558	952,701
Other underwriting expenses	69,419	53,727	237,126	207,659
Corporate expenses	8,174	7,293	24,817	23,976
Interest, fees and bond issue cost amortization expense	7,638	13,930	46,118	53,683
Total claims and expenses	1,065,004	1,234,552	4,085,870	3,983,284

INCOME (LOSS) BEFORE TAXES	452,118	38,098	1,554,966	939,526
Income tax expense (benefit)	85,370	(20,679)	289,706	110,572

NET INCOME (LOSS)	$366,748	$58,777	$1,265,260	$828,954
Net (income) loss attributable to noncontrolling interests	(2,110)	-	(5,878)	-
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$364,638	$58,777	$1,259,382	$828,954

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(55,530)	(28,204)	(395,797)	174,025
Reclassification adjustment for realized losses (gains) included in net income (loss)	534	(13,974)	(6,977)	(19,676)
Total URA(D) on securities arising during the period	(54,996)	(42,178)	(402,774)	154,349

Foreign currency translation adjustments	13,066	(4,427)	(162)	22,698

Benefit plan actuarial net gain (loss) for the period	17,837	(11,771)	17,837	(11,771)
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	1,617	1,629	5,778	4,795
Total benefit plan net gain (loss) for the period	19,454	(10,142)	23,615	(6,976)
Total other comprehensive income (loss), net of tax	(22,476)	(56,747)	(379,321)	170,071
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	(22,476)	(56,747)	(379,321)	170,071

COMPREHENSIVE INCOME (LOSS)	$342,162	$2,030	$880,061	$999,025

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$7.62	$1.14	$25.67	$15.85
Diluted	7.54	1.13	25.44	15.79
Dividends declared	0.75	0.48	2.19	1.92

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	December 31,
(Dollars and share amounts in thousands, except par value per share)	2013	2012
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$12,636,907	$13,141,657
(amortized cost: 2013, $12,391,164; 2012, $12,444,880)
Fixed maturities - available for sale, at fair value	19,388	41,470
Equity securities - available for sale, at market value (cost: 2013, $148,342; 2012, $131,630)	144,081	143,493
Equity securities - available for sale, at fair value	1,462,079	1,255,557
Short-term investments	1,214,199	860,379
Other invested assets (cost: 2013, $508,447; 2012, $596,590)	508,447	596,590
Cash	611,382	537,050
Total investments and cash	16,596,483	16,576,196
Accrued investment income	119,058	130,209
Premiums receivable	1,453,114	1,237,859
Reinsurance receivables	540,883	659,081
Funds held by reinsureds	228,000	228,375
Deferred acquisition costs	363,721	303,268
Prepaid reinsurance premiums	81,779	71,107
Deferred tax asset	146,281	262,024
Income taxes recoverable	32,053	68,442
Other assets	246,664	241,346
TOTAL ASSETS	$19,808,036	$19,777,907

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,673,240	$10,069,055
Future policy benefit reserve	59,512	66,107
Unearned premium reserve	1,579,945	1,322,525
Funds held under reinsurance treaties	2,692	2,755
Commission reserves	66,160	65,533
Other net payable to reinsurers	116,387	162,778
Losses in course of payment	332,631	191,076
5.4% Senior notes due 10/15/2014	249,958	249,907
6.6% Long term notes due 5/1/2067	238,361	238,357
Junior subordinated debt securities payable	-	329,897
Accrued interest on debt and borrowings	4,781	4,781
Equity index put option liability	35,423	79,467
Unsettled securities payable	53,867	48,830
Other liabilities	333,425	213,372
Total liabilities	12,746,382	13,044,440

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	93,378	-

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2013) 67,965
and (2012) 67,105 outstanding before treasury shares	680	671
Additional paid-in capital	2,029,774	1,946,439
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $57,661 at 2013 and $119,629 at 2012	157,728	537,049
Treasury shares, at cost; 20,422 shares (2013) and 15,687 shares (2012)	(1,985,873)	(1,363,958)
Retained earnings	6,765,967	5,613,266
Total shareholders' equity attributable to Everest Re Group, Ltd.	6,968,276	6,733,467
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$19,808,036	$19,777,907

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2013	2012	2013	2012
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$366,748	$58,777	$1,265,260	$828,954
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	183,945	(33,771)	(217,678)	(153,694)
Decrease (increase) in funds held by reinsureds, net	(323)	(3,791)	162	42,298
Decrease (increase) in reinsurance receivables	196,128	(19,302)	118,963	(55,274)
Decrease (increase) in current income taxes	19,503	(48,217)	36,233	(26,831)
Decrease (increase) in deferred tax asset	64,337	16,013	177,615	64,909
Decrease (increase) in prepaid reinsurance premiums	8,736	34,759	(12,777)	16,358
Increase (decrease) in reserve for losses and loss adjustment expenses	(98,134)	235,945	(374,027)	(169,595)
Increase (decrease) in future policy benefit reserve	(5,743)	374	(6,595)	(1,080)
Increase (decrease) in unearned premiums	(42,769)	(46,193)	261,959	(98,418)
Increase (decrease) in other net payable to reinsurers	(108,745)	(64,576)	(45,043)	100,566
Increase (decrease) in losses in course of payment	(262,644)	85,895	142,192	173,232
Change in equity adjustments in limited partnerships	(5,212)	(17,013)	(45,905)	(63,779)
Distribution of limited partnership income	8,249	8,910	56,982	30,718
Change in other assets and liabilities, net	10,900	(20,125)	(57,212)	76,788
Non-cash compensation expense	16,756	9,158	31,844	31,984
Amortization of bond premium (accrual of bond discount)	16,181	16,049	66,461	61,844
Amortization of underwriting discount on senior notes	13	14	54	52
Net realized capital (gains) losses	(94,629)	(19,518)	(300,227)	(164,400)
Net cash provided by (used in) operating activities	273,297	193,388	1,098,261	694,632

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	502,752	535,686	2,415,730	1,830,582
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	-	7,213	1,300
Proceeds from fixed maturities sold - available for sale, at market value	247,030	273,838	1,092,387	913,139
Proceeds from fixed maturities sold - available for sale, at fair value	3,175	11,991	21,573	84,917
Proceeds from equity securities sold - available for sale, at market value	393	150,015	46,142	280,807
Proceeds from equity securities sold - available for sale, at fair value	245,886	171,823	705,831	558,740
Distributions from other invested assets	20,392	22,512	100,081	53,736
Cost of fixed maturities acquired - available for sale, at market value	(749,741)	(1,184,638)	(3,543,776)	(3,328,409)
Cost of fixed maturities acquired - available for sale, at fair value	(1,398)	(791)	(6,196)	(7,955)
Cost of equity securities acquired - available for sale, at market value	(5,172)	(6,445)	(59,756)	(26,571)
Cost of equity securities acquired - available for sale, at fair value	(196,786)	(121,461)	(621,038)	(426,507)
Cost of other invested assets acquired	(6,872)	(8,688)	(21,935)	(58,369)
Net change in short-term investments	(350,043)	112,153	(357,451)	(175,043)
Net change in unsettled securities transactions	11,710	(30,872)	(2,808)	35,085
Net cash provided by (used in) investing activities	(278,674)	(74,877)	(224,003)	(264,548)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	(172)	1,605	51,500	21,473
Purchase of treasury shares	(71,959)	(39,963)	(621,915)	(289,988)
Net cost of junior subordinated debt securities maturing	-	-	(329,897)	-
Third party investment in redeemable noncontrolling interest	-	-	87,500	-
Subscription advances for third party redeemable noncontrolling interest	143,000	-	143,000	-
Dividends paid to shareholders	(35,961)	(24,735)	(106,681)	(100,402)
Net cash provided by (used in) financing activities	34,908	(63,093)	(776,493)	(368,917)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(7,683)	3,074	(23,433)	27,232

Net increase (decrease) in cash	21,848	58,492	74,332	88,399
Cash, beginning of period	589,534	478,558	537,050	448,651
Cash, end of period	$611,382	$537,050	$611,382	$537,050

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$4,384	$5,291	$69,302	$59,754
Interest paid	14,866	21,072	38,390	53,008

Non-cash transaction:
Conversion of equity securities - available for sale, at market value, to fixed maturity securities - available for sale, at market value, including accrued
interest at time of conversion	-	-	-	92,981